THE S&P 500 INDEX TRUST, SERIES 1

The S&P 500 Index Trust, Series 1 is the sole unit investment trust included in Everen Unit Investment Trusts, Series 39 [the "Index Portfolio Series 1 (S&P
500)", the "Trust", "The S&P 500 Index Trust" or the "Index Portfolio Series 1"]. The Trust was formed with the investment objective of obtaining capital appreciation through investment in a portfolio of equity securities of companies which comprise the Standard & Poor's 500 Stock Price Composite Index (the "S&P 500 Index"). By investing in substantially all of the common stocks, in substantially the same proportions, which comprise the S&P 500 Index, the Trust seeks to produce investment results that generally correspond to the price and yield performance of the equity securities represented by the S&P 500 Index over the term of the Trust. See "The Trust Portfolio." The Trust is not sponsored by or affiliated with Standard and Poor's. There is no assurance that the Trust will achieve its objective.

Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and the Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The investor is advised to read and retain this Prospectus for future reference.

With respect to reinvestment of distributions, notwithstanding anything to the contrary in this Prospectus there is no longer any minimum requirement before distributions may be reinvested into additional Units of the Trust. See "Unitholders--Distribution Reinvestment."

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 7, 1995.